EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
of Director and Officer

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Steven E. Snyder and David H. Sampsell, and either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of October, 2014.

/s/ Joseph T. Dunsmore
Joseph T. Dunsmore

EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
of Officer

The undersigned officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and David H. Sampsell, and either of them,, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of October, 2014.

/s/ Steven E. Snyder
Steven E. Snyder

EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
of Director

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore, Steven E. Snyder and David H. Sampsell, and each of them individually, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of October, 2014.

/s/ Guy C. Jackson
Guy C. Jackson

EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
of Director

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore, Steven E. Snyder and David H. Sampsell, and each of them individually, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of October, 2014.

/s/ Kenneth E. Millard
Kenneth E. Millard

EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
of Director

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore, Steven E. Snyder and David H. Sampsell, and each of them individually, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of October, 2014.

/s/ Ahmed Nawaz
Ahmed Nawaz

EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
of Director

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore, Steven E. Snyder and David H. Sampsell, and each of them individually, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of October, 2014.

/s/ William N. Priesmeyer
William N. Priesmeyer

EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
of Director

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore, Steven E. Snyder and David H. Sampsell, and each of them individually, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of October, 2014.

/s/ Satbir Khanuja, Ph.D.
Satbir Khanuja, Ph.D.

EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
of Director

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore, Steven E. Snyder and David H. Sampsell, and each of them individually, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of November, 2014.

/s/ Girish D. Rishi
Girish D. Rishi